Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
Commitments And Contingent Liabilities
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.

The Company's office space and office equipment are rented under several operating leases.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2013	$15,832
2014	14,912
2015	14,329
2016	12,352
2017	11,373
2018 and thereafter	43,807

$112,605

 Rent expenses for the years 2012, 2011 and 2010 were approximately $ 17,373, $ 18,607 and $ 16,202, respectively.

2.

The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $ 1,322 as of December 31, 2012.

Lease expenses for motor vehicles for the years 2012, 2011 and 2010 were $ 4,798 $ 5,707 and $ 5,507, respectively.

b.	Other commitments:

The Company is obligated under certain agreements with its suppliers to purchase goods and under an agreement with its manufacturing subcontractor to purchase projected inventory and excess inventory. Non cancelable obligations, net of provisions, as of December 31, 2012, were $ 2,402. These obligations are expected to be fulfilled  during 2013.

The Company is also obligated under certain agreements with its suppliers to purchase licenses and hosting services. Non cancelable obligations as of December 31, 2012, were $ 11,190.

c.	Legal proceedings:

1.

In December 2006, Calyon Corporate and Investment Bank ("Calyon") filed a suit against the Company in the District Court of Tel Aviv, demanding repayment of $ 648 plus accrued interest, for a total amount of $ 740. The Company deducted this amount in January 2004 from a payment transferred in connection with the acquisition of Thales Contact Solutions ("TCS"). The Company had notified TCS in 2004 that it had set off such amount with respect to an overdue payment by TCS to the Company. The dispute was submitted to mediation, however the mediation process failed and the proceedings were returned to the District Court of Tel Aviv. Trial was held on September 11, 2011, and on May 6, 2012 the Court ruled in favor of the Company, dismissing all claims filed by Calyon and ordering it to pay the Company legal expenses. On June 26, 2012, Calyon filed an appeal to the Supreme Court. The Supreme Court ordered Calyon to submit its written summary by June 18, 2013, and the Company to submit its written summary by August 15, 2013. A hearing is scheduled for November 20, 2013. The Company is currently unable to evaluate the probability of a favorable or unfavorable outcome.

2.

On September 16, 2009, Fair Isaac Corporation ("FICO") filed a claim in the United States District Court for the District of Delaware against Actimize Inc. and the Company, claiming that Actimize and the Company are infringing two U.S. patents. These patents cover various aspects of fraud detection. FICO requested damages and an injunction. On January 18, 2012, the parties agreed to the terms of settlement proposed by the court. The parties resolved the case and filed a Stipulation of Dismissal on June 29, 2012, and the court ordered the dismissal on July 2, 2012.

3.

On March 10, 2010, Nuvation Research Corporation ("Nuvation") filed a lawsuit against the Company with the Supreme Court of the State of New York.  The lawsuit alleges, among others, that the Company breached a contract with Nuvation and defrauded Nuvation.  Nuvation was claiming damages in a total amount of $8 million.  On September 19, 2011, the parties reached an agreement in principle to settle the dispute through binding arbitration/mediation and also agreed that the mediation outcome will be subject to a minimum payment by NICE to Nuvation of $100,000.  The parties had a one-day arbitration/mediation meeting on March 14, 2012, and an Award, dated April 25, 2012, was issued and the Judge dismissed all of Nuvation's claims with prejudice. NICE paid such amount to Nuvation, and the parties also exchanged general releases and executed and filed a Stipulation of Dismissal, with prejudice. The case has been resolved.

4.

On July 15, 2010, Tal-Yam Engineering Projects Management and Initiation ("Tal-Yam") filed a suit against the Company in the Tel Aviv Magistrate's Court. The suit alleges a breach of contract due to failure to pay for services rendered to the Company. Tal-Yam is seeking damages in the amount of approximately NIS 1.0 million (approximately $ 262) and disclosure of certain invoices and related documentation. The Company submitted its statement of defense on October 24, 2010. The parties participated in mediation proceedings under Israeli Law that were not successful. Trial hearings took place during January 2013, and summation has yet to be scheduled by the court. At this preliminary stage of the proceedings, the Company is unable to evaluate the probability of a favorable or unfavorable outcome.

5.

Labor disputes:

On November 7, 2012, a former employee of Actimize Inc. filed a suit in the United States District Court for the Southern District of New York claiming discrimination on the basis of disability. The suit includes a claim for reinstatement as well as compensatory damages and other relief. The parties are scheduled to hold mediation on May 16, 2013, and the estimated demand for settlement by the plaintiff is about $310,000 plus attorney fees. The Company is unable to evaluate the probability of a favorable or unfavorable outcome in this dispute.

6.

The Company is involved in various other legal proceedings arising in the normal course of its business. Based upon the advice of counsel, the Company does not believe that the ultimate resolution of these matters will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

7.	The Company accrued a liability for all legal proceedings where the loss is considered probable and the amount can be reasonably estimated. The amount accrued at December 31, 2012 was immaterial.